UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 8, 2024

ONEOK, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 West Fifth Street, Tulsa, OK

(Address of principal executive offices)

74103

(Zip Code)

(918) 588-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value of $0.01	OKE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Effective May 8, 2024, ONEOK, Inc. (the “Company”) entered into an extension agreement (the “Extension Agreement”) by and among the Company, as borrower, ONEOK Partners Intermediate Limited Partnership, ONEOK Partners, L.P. and Magellan Midstream Partners, L.P., as guarantors, the lenders party thereto, and Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), swingline lender and letter of credit issuer, with respect to the Credit Agreement, dated as of June 10, 2022, among the Company, the Administrative Agent and the lenders from time to time party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). The Extension Agreement extends the maturity date of the $2.5 billion senior unsecured revolving credit facility under the Credit Agreement by one year, from June 10, 2027 to June 10, 2028. All other terms and conditions of the Credit Agreement remain unchanged and in full force and effect.

The foregoing description of the Extension Agreement is not complete and is in all respects subject to the actual provisions of the Extension Agreement, a copy of which has been filed as Exhibit 10.1 to this Current Report on Form 8-K and which is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	Extension Agreement, dated as of May 8, 2024, among ONEOK, Inc., as borrower, ONEOK Partners Intermediate Limited Partnership, ONEOK Partners, L.P. and Magellan Midstream Partners, L.P., as guarantors, the lenders party thereto, and Citibank, N.A., as administrative agent, swingline lender and letter of credit issuer.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONEOK, Inc.

Date: May 10, 2024	By:	/s/ Walter S. Hulse III
Walter S. Hulse III
Chief Financial Officer, Treasurer and Executive Vice President, Investor Relations and Corporate Development